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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 26, 1999 (July 22, 1999)



                          NATIONAL  STEEL  CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



             1-983                                25-0687210
    (Commission File Number)            (IRS Employer Identification No.)



    4100 Edison Lakes Parkway,  Mishawaka, IN                 46545-3440
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:           219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on July 22, 1999 announcing that they have reached tentative agreement with the United Steelworkers of America (USWA) on a new five-year Basic Labor Agreement. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated July 22, 1999.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               NATIONAL STEEL CORPORATION

Date:  July 26, 1999           By: /s/Glenn H. Gage
                                  -------------------------------------------
                                  Glenn H. Gage
                                  Senior Vice President and Chief Financial
Officer